Risk-Adjusted Performance: The Gateway Hedging Edge
January 1, 1988 – December 31, 2005
Based on Quarterly Data
Stock/Bond Comparison
(annualized)
1/1/88 – 12/31/05

		Citigroup
	Gateway	One-Month	LB Int	LB Long	LB Corp	S&P 500
	Fund	T-Bill Index	Gvt/Credit	Gvt/Credit	High Yield	Index
Return	9.02%	4.27%	7.19%	9.50%	8.74%	11.95%
Risk	6.49%	0.96%	3.76%	7.73%	8.48%	14.81%
Sharpe Ratio	0.73	0.00	0.78	0.68	0.53	0.52
January 1, 2005 – December 31, 2005
Based on Monthly Data
Comparison
1/1/05 – 12/31/05

	Gateway	Gateway Fund	S&P 500
	Fund	Equity*	Index
Trailing 12-Month Return	4.66%	3.69%	4.91%
Trailing 12-Month Std Dev	3.31%	N/A	7.92%
Sharpe Ratio**	0.52	N/A	0.25
Quarterly Performance
1/1/05 – 12/31/05

	Gateway	Gateway Fund	S&P 500
	Fund	Equity*	Index
First Quarter	0.70%	-1.99%	-2.15%
Second Quarter	1.88%	1.67%	1.37%
Third Quarter	1.60%	2.73%	3.60%
Fourth Quarter	0.41%	1.29%	2.08%

*	Gateway Fund Equity reflects only the performance of the equity portion of the Fund’s portfolio, exclusive of the effects of index put and call options, cash and operating expenses.

**	12-month trailing Sharpe Ratio. Sharpe ratio is a method of measuring excess return per unit of risk. It is calculated by taking the difference between the portfolio return and the risk-free rate and dividing it by the standard deviation (risk) of the portfolio returns. The higher the Sharpe ratio the better.

Past performance is no guarantee of future results. Indexes are unmanaged and cannot accommodate direct investment. See Required Disclosure on page 2 and Index Definitions on page 3.	1

Required Disclosure Page
Gateway Fund
Average Annual Total Returns
As of December 31, 2005

	One Year	Five Years	Ten Years
Return Before Taxes	4.66%	2.78%	6.77%
Return After Taxes on Distributions*	4.03%	2.41%	6.07%
Return After Taxes on Distributions and Sale of Fund Shares*	3.03%	2.16%	5.60%
Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The above after-tax returns are not relevant to you if you hold your Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.
Under certain circumstances Gateway may not own any put options, resulting in increased risk during a market decline. Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.
Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.
Data Source: Gateway Investment Advisers, L.P., Thomson Financial and Lehman Brothers Inc.

2

Index Definitions
The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.
The Lehman Brothers U. S. Long Government/Credit Bond Index is the long component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of more than ten years.
The Lehman Brothers U. S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included.
The Citigroup One-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Index consists of the last one-month issue. Returns for this index are calculated on a monthly basis only.

3